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                                                                    EXHIBIT 23.1



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors
Grey Wolf, Inc.:

We consent to the use of our report incorporated by reference herein.


                                            /s/ KPMG LLP

Houston, Texas
June 24, 2004